                                                                Exhibit 23(a)


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of UST Corp. of our report dated January 28, 1998 included in UST's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.

                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 20, 1998